UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

SAIA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-49983	48-1229851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway Suite 400
Johns Creek, Georgia		30097
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 232-5067

No Changes.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 27, 2023, Saia, Inc. held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of Saia’s stockholders through the solicitation of proxies, and the proposals are described in detail in Saia’s Proxy Statement. The results of the stockholder vote are as follows:

Proposal 1—Election of Directors

The Director Nominees listed below were elected to serve as Class I directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Donna E. Epps	24,990,536	328,500	19,449	436,624
John P. Gainor	24,811,218	508,035	19,232	436,624
Kevin A. Henry	25,117,059	201,591	19,835	436,624
Frederick J. Holzgrefe, III	25,172,093	146,869	19,523	436,624
Donald R. James	25,093,433	225,271	19,781	436,624
Randolph W. Melville	24,965,402	353,573	19,510	436,624
Richard D. O’Dell	24,683,474	482,374	172,637	436,624

Continuing Directors
Di-Ann Eisnor
Jeffrey C. Ward
Susan F. Ward

Proposal 2— Advisory Vote to Approve Executive Compensation

Our stockholders approved, on an advisory basis, the compensation of the Named Executive Officers disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
24,279,465	1,038,795	20,225	436,624

Proposal 3— Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Our stockholders voted, on an advisory basis, to approve the compensation of the Named Executive Officers disclosed in the Proxy Statement annually.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
25,112,469	2,711	204,650	18,655	436,624

In light of this advisory vote and the consideration of the Board of Directors of that which is in the best interest of the Company and its stockholders, the Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

Proposal 4— Ratification of the Appointment of KPMG LLP as Saia’s Independent Registered Public Accounting Firm for Fiscal Year 2023

Our stockholders ratified the appointment of KPMG LLP to serve as Saia’s independent registered public accounting firm for the 2023 fiscal year.

For	Against	Abstain	Broker Non-Votes
25,280,543	477,214	17,352	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: April 28, 2023	/s/ Kelly W. Benton
Kelly W. Benton
Vice President and Corporate Controller (Principal Accounting Officer)